TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Summary Prospectuses, Prospectus

and Statement of Additional Information

* * *

Transamerica BlackRock Tactical Allocation VP

The following replaces the information in the Summary Prospectus relating to BlackRock Financial Management, Inc. under the section entitled “Management – Portfolio Managers”:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.

Portfolio Managers:
Justin Christofel, CFA, Portfolio Manager since 2013
Philip Green, Portfolio Manager since 2009
Sunder Ramkumar, CFA, Portfolio Manager since 2013

The following replaces the information in the Prospectus relating to BlackRock Financial Management, Inc. under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years

Justin Christofel, CFA	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2013; Portfolio Manager with BlackRock Financial Management, Inc. since 2007; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Philip Green	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2009; Portfolio Manager with BlackRock Financial Management, Inc. since 1999; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Sunder Ramkumar, CFA	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2013; Portfolio Manager with BlackRock Financial Management, Inc. since 2009; Principal of Barclays Global Investors from 2007 to 2009; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

* * *

The following supplements the information in the Statement of Additional Information relating to BlackRock Financial Management, Inc. under the section entitled “Appendix B – Portfolio Managers”:

(As of May 31, 2013) Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Justin Christofel	19	$12.69 million	18	$3.37 billion	10	$749.5 million
Sunder Ramkumar	3	$581.4 million	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Justin Christofel	0	$0	0	$0	6	$347.8 million
Sunder Ramkumar	0	$0	0	$0	0	$0

Ownership of Securities

As of December 31, 2012, Philip Green did not beneficially own any shares of the portfolio. As of May 31, 2013, Justin Christofel and Sunder Ramkumar did not beneficially own any shares of the portfolio.

* * *

Transamerica Janus Balanced VP

All references to Mark Pinto, portfolio manager to Transamerica Janus Balanced VP, are hereby deleted and replaced with Marc Pinto.

* * *

Transamerica JP Morgan Enhanced Index VP

The following replaces the information in the Summary Prospectus relating to J.P. Morgan Investment Management Inc. under the section entitled “Management – Portfolio Managers”:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.

Portfolio Managers:
Scott Blasdell, CFA, Portfolio Manager since 2010
Terance Chen, CFA, Portfolio Manager since 1997
Tim Snyder, CFA, Portfolio Manager since 2013
Raffaele Zingone, CFA, Portfolio Manager since 1997

The following replaces the information in the Prospectus relating to J.P. Morgan Investment Management Inc. under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Scott Blasdell, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2010; Employee of J.P. Morgan Investment Management Inc. since 1999; Managing Director; Member of the Structured Equity Team; Specialties include enhanced index strategies

Terance Chen, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 1997; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Member of the U.S. Equity Group; Specialties include enhanced index strategies

Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Vice President; Member of the Structured Equity Team; Specialties include enhanced index strategies

Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the Portfolio since 1997; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Head of the U.S. Structured Equity Group; Specialties include large cap structured equity portfolios

* * *

Transamerica Multi-Managed Balanced VP

The following replaces the information in the Summary Prospectus relating to J.P. Morgan Investment Management Inc. under the section entitled “Management – Portfolio Managers”:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.

Portfolio Managers:
Scott Blasdell, CFA, Portfolio Manager since 2011
Terance Chen, CFA, Portfolio Manager since 2011
Tim Snyder, CFA, Portfolio Manager since 2013
Raffaele Zingone, CFA, Portfolio Manager since 2011

The following replaces the information in the Prospectus relating to J.P. Morgan Investment Management Inc. under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Scott Blasdell, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1999; Managing Director; Member of the Structured Equity Team; Specialties include enhanced index strategies

Terance Chen, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1994; Managing Director; Member of the U.S. Equity Group; Specialties include enhanced index strategies

Tim Snyder, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2013; Employee of J.P. Morgan Investment Management Inc. since 2003; Vice President; Member of the Structured Equity Team; Specialties include enhanced index strategies

Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the Portfolio since 2011; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Head of the U.S. Structured Equity Group; Specialties include large cap structured equity portfolios

* * *

The following supplements the information in the Statement of Additional Information relating to J.P. Morgan Investment Management Inc. under the section entitled “Appendix B – Portfolio Managers”:

Transamerica JPMorgan Enhanced Index VP

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Blasdell	7	$2.16 billion	3	$325 million	7	$5.05 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Blasdell	0	$0	1	$702 million	3	$877 million

Transamerica Multi-Managed Balanced VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Blasdell	7	$2.05 billion	3	$325 million	7	$5.05 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Blasdell	0	$0	1	$702 million	3	$877 million

Ownership of Securities

As of December 31, 2012, the portfolio manager(s) did not beneficially own any shares of the portfolios.

* * *

Transamerica Madison Diversified Income VP

Effective on or about June 30, 2013, the following will replace the information in the Summary Prospectus relating to Madison Asset Management, LLC under the section entitled “Management – Portfolio Managers”:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Madison Asset Management, LLC

Portfolio Managers:
John Brown, CFA, Portfolio Manager since 2011
Paul Lefurgey, CFA, Portfolio Manager since 2013
Chris Nisbet, CFA, Portfolio Manager since 2013

Effective on or about June 30, 2013, the following will replace the information in the Prospectus relating to Madison Asset Management, LLC under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
John Brown, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2011; Employed by Madison Asset Management, LLC since 2009; Vice President and Portfolio Manager; Prior to 2009, Managing Director and Portfolio Manager at MEMBERS Capital Advisors, Inc. since 1998

Paul Lefurgey, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2013; Employee of Madison Asset Management, LLC and/or its affiliates since 2005; Head of Fixed Income Investments; Member of the Investment Strategy Committee

Chris Nisbet, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2013; Employee of Madison Asset Management, LLC and/or its affiliates since 1992; Member of the Fixed Income Management Team

The following information supplements the information in the Statement of Additional Information relating to Madison Asset Management, LLC under the section entitled “Appendix B – Portfolio Managers”:

(As of June 30, 2013) Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul Lefurgey	6	$3.13 billion	0	$0	9,861	$5.32 billion
Chris Nisbet	4	$179 billion	0	$0	9,861	$5.32 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul Lefurgey	0	$0	0	$0	0	$0
Chris Nisbet	0	$0	0	$0	0	$0

Ownership of Securities

As of December 31, 2012, John Brown did not beneficially own any shares of the portfolios. As of June 30, 2013, Paul Lefurgey and Chris Nisbet did not beneficially own any shares of the portfolios.

* * *

The following information replaces and supersedes any contrary information in the Prospectus relating to Transamerica Global Macro under the section entitled “Transamerica Funds Underlying Funds:”

Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, The Cambridge Strategy (Asset Management) Limited (the “sub-adviser”), seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, currency, and commodity markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures, forwards, options, and swap contracts on global equity and fixed income securities and security indices, interest rates, currencies, and commodities (collectively, the “Instruments”). Generally, the fund either invests directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments.

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations). Up to 15% of the fund’s assets may be invested in non-G-20, Frontier or other developing countries. Such investments will be made in highly liquid securities and no single position will be greater than 3% of the fund’s assets. Up to 15% of the fund’s assets may be invested in credit default swaps. Up to 10% of the fund’s assets may be invested in commodities. Up to 10% of the fund’s assets may be invested in ETFs. In selecting equity investments for the fund, the sub-adviser is not constrained by any particular investment style or capitalization range. In selecting bond investments for the fund, the sub-adviser will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed-income securities, foreign currencies, and commodities in seeking to take advantage of value (and reduce exposure to risk) that the sub-adviser identifies in the global equity, bond, currency, and commodity markets.

The sub-adviser employs an investment process for the fund that consists of four key components: 1) fundamental views, conducting thematic top-down analysis of the key drivers of sentiment in the market: economic developments, liquidity and valuation across asset classes and countries; 2) monetizing investment views, seeking the most efficient way of implementing fundamental views across asset classes and identifying favorable risk/return characteristics while paying particular attention to liquidity, cost, volatility and capital efficiency; 3) asset allocation, ensuring that each asset class contributes the same amount of risk to the fund, employing a risk-parity approach, which is a blend of quantitative and qualitative techniques; and 4) risk management, risks are controlled and no arbitrary risk allocations are made to strategies that are not working.

The sub-adviser expects the fund’s NAV over short-term periods to be volatile because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The fund’s returns are expected to be volatile; however, the sub-adviser, on average, will target an annualized volatility level for the fund of 10-15% based on daily observations. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund could hold instruments that provide five times the net return of a broad- or narrow-based securities index. The strategy does produce high portfolio turnover, where the average holding period is less than 90 days. During periods of market volatility, the holding period may be shorter. Despite the trading frequency, instruments with maturities of less than one year are excluded from turnover calculations resulting in the published turnover in the fund’s annual report to be less than actual turnover.

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.

The fund is non-diversified.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; CFTC regulation; commodities; convertible securities; credit; currency; derivatives; emerging markets; equity securities; expenses; extension; fixed-income securities; focused investing; foreign investments; growth stocks; high-yield debt securities; interest rate; investment companies; leveraging; liquidity; manager; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small and medium capitalization companies; subsidiary; tax; U.S. government agency obligations; valuation; and value investing.

* * *

The reference made to Transamerica Emerging Markets in the Prospectus in the chart on page 395 under the section entitled “Transamerica Funds Underlying Funds:” is hereby deleted and replaced with Transamerica Emerging Markets Equity.

* * *

The following information is added alphabetically to the information in the Prospectus under the section entitled “Transamerica Funds Underlying Funds:”

Transamerica Diversified Equity

Principal Investment Strategies: The fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic equity securities. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek to build a portfolio with companies that have attractive growth, quality and valuation attributes.

The fund’s sub-adviser, Wellington Management Company, LLP (the “sub-adviser”), uses what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The sub-adviser continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund’s objective and other policies, the fund may invest up to 20% of its total assets in foreign securities. The fund may also invest up to 20% of its total assets in American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; currency; depositary receipts, equity securities; expenses; foreign investments; growth stocks; manager; market; portfolio selection; and small and medium capitalization companies.

Transamerica Emerging Markets Equity

Principal Investment Strategies: Under normal circumstances, at least 80% of the net assets of the fund (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) of issuers economically tied to one or more emerging market countries. Issuers considered to be economically tied to emerging market countries include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of emerging markets. The fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), may consider any one of the five factors when making a determination that an issuer is “economically tied” to emerging markets. The sub-adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. The sub-adviser considers emerging market countries to be countries included in the MSCI Emerging Markets Index.

The fund may (but is not required to) invest up to 100% of its total assets in foreign securities. The fund will normally emphasize investments in common stocks and other equity securities. The fund may invest in companies that exhibit growth characteristics and companies that exhibit value characteristics.

In selecting securities for the fund, the sub-adviser utilizes quantitative tools in a bottom-up investment process. Using an internally developed algorithm, the sub-adviser constructs a portfolio that seeks to maximize expected alpha, subject to constraints designed to meet long-run expected active risk goals. The annual portfolio turnover rate of the fund may exceed 150%.

The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; currency; emerging markets; equity securities; exchange traded funds; expenses; focused investing; foreign investments; growth stocks; liquidity; manager; market; portfolio selection; preferred stock; small and medium capitalization companies; and value investing.

Transamerica Flexible Income

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, including U.S. Government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities.

Under normal circumstances, at least 50% of the value of the fund’s assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody’s Investors Services, Inc. (“Moody’s”) (“Aaa, Aa, A or Baa”) or Standard & Poor’s Corporation (“S&P”) (“AAA, AA, A or BBB”); (b) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, Moody’s or A-1 or A-2 by S&P; or (d) cash or cash equivalents. Up to 50% of the value of the fund’s assets may be invested in other debt securities which are not rated by Moody’s or S&P or, if so rated, are not within the grades or ratings referred to above (commonly known as “junk bonds”). The fund may invest up to 20% of its total assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.

The fund may engage in options and futures transactions, foreign currency transactions, and swap transactions. Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives.

By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; credit; currency; derivatives; emerging markets; equity securities; expenses; extension; fixed-income securities; foreign investments; high-yield debt securities; interest rate; liquidity; loans; manager; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; prepayment or call; structured instruments; U.S. government agency obligations; valuation; and warrants and rights.

Transamerica Income & Growth

Principal Investment Strategies: The fund seeks to achieve its objective by investing globally in a range of securities, primarily equities with market capitalizations in excess of $750 million, which provide current income combined with the potential for capital appreciation. The fund normally invests primarily in securities intended to generate income, including (1) common stocks, (2) preferred stocks, including convertible securities, (3) master limited partnerships (“MLPs”) and (4) common shares of real estate investment trusts (“REITs”). The fund may also invest in fixed income securities of any maturity or credit quality, including high yield bonds rated below BBB by S&P or Fitch or Baa by Moody’s (commonly known as “junk bonds”). The fund invests without restriction as to issuer country, capitalization or currency.

Ranger International Management, LP (the “sub-adviser”) normally invests globally (including in emerging markets) in a variety of income-producing securities that the sub-adviser believes have attractive yields, and in the case of common stocks, the potential for dividend growth. The sub-adviser employs a bottom-up, fundamentals-based investment approach to security selection. The sub-adviser selects stock of issuers that it believes are stable and industry- or region-leading companies. The sub-adviser selects fixed income securities that it believes have the highest expected return among issuers of similar credit quality. The sub-adviser’s investment philosophy seeks domestic and international investment candidates characterized by (i) attractive yield, (ii) quality and (iii) financial strength.

The sub-adviser sells a security if the sub-adviser believes it is overvalued, more attractive candidates arise, or if there is a substantial, long term reduction in a company’s fundamental prospects that impair its value.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The principal risks of investing in this underlying fund are: active trading; bank obligations; cash management and defensive investing; convertible securities; credit; currency; depositary receipts; emerging markets; equity securities; expenses; extension; fixed-income securities; foreign investments; growth stocks; high-yield debt securities; interest rate; liquidity; manager; market; master limited partnerships; portfolio selection; preferred stock; prepayment or call; REITs; small and medium capitalization companies; tax; valuation; warrants and rights; and yield.

Transamerica Large Cap Value

Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations within the range of companies included in the Russell 1000® Value Index1. As of December 31, 2012, the market capitalization range of the Russell 1000® Value Index was between approximately $319.4 million and $389.6 billion. The fund’s sub-adviser, Levin Capital Strategies, L.P. (the “sub-adviser”), normally intends to focus primarily on companies with market capitalization greater than $10 billion but may invest in companies with capitalizations between $1 billion to $10 billion at the time of purchase.

The fund will employ a value-oriented, contrarian approach and a bottom-up fundamental research process combining stock specific insight with a contra momentum discipline. Employing a contra momentum discipline is a practice through which the sub-adviser will seek to purchase securities trading lower than recent highs and at modest multiples of cash flow, reflecting low asset valuations and indicating that the securities may be undervalued. The sub-adviser emphasizes capital preservation, risk control and downside protection. The goal of the systematic evaluation is to identify and buy stocks that are undervalued but have an identifiable catalyst, such as a potentially profitable product in the issuer’s production pipeline, that has the potential to unlock value.

The fund will generally invest in companies across a variety of industries and sectors. Valuation is assessed on both a relative and absolute basis. The fund will invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its assets in non-U.S. securities. The fund considers non-U.S. securities to include issuers organized or located outside the U.S. or issuers which primarily trade in a market located outside the U.S.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; depositary receipts; equity securities; expenses; foreign investments; liquidity; manager; market; portfolio selection; small and medium capitalization companies; valuation; and value investing.

[1]	Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Short-Term Bond

Principal Investment Strategies: The fund’s sub-adviser, AEGON USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years. The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”).

Securities in which the fund may invest include:

•	short-term and intermediate-term corporate obligations

•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

•	mortgage-backed securities

•	asset-backed securities

The sub-adviser may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations the sub-adviser buys for the fund are determined by the fund manager to present minimal credit risks.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The principal risks of investing in this underlying fund are: bank obligations; cash management and defensive investing; credit; derivatives; expenses; extension; fixed-income securities; foreign investments; high-yield debt securities; interest rate; liquidity; manager; market; mortgage-related and asset-backed securities; portfolio selection; prepayment or call; REITs; U.S. government agency obligations; valuation; and yield.

Transamerica Small Cap Growth

Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of June 30, 2012, the most recent reconstitution date of the index, was between $53 million and $3.8 billion.

The sub-adviser’s approach to security selection seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment.

The fund may also invest in real estate investment trusts (“REITs”).

The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; depositary receipts; equity securities; expenses; foreign investments; growth stocks; manager; market; portfolio selection; REITs; and small capitalization companies.

[1]	Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

* * *

The following replaces and supersedes any contrary information in the Statement of Additional Information relating to Transamerica ING Balanced Allocation VP, Transamerica ING Conservative Allocation VP, Transamerica ING Intermediate Bond VP, Transamerica ING Large Cap Growth VP, Transamerica ING Limited Maturity Bond VP, Transamerica ING Mid Cap Opportunities VP and Transamerica ING Moderate Growth Allocation VP under the section entitled “Expense Limitation”:

Portfolio Name	Expense Cap	Expiration Date of Expense Cap
Transamerica ING Balanced Allocation VP	1.15%	May 1, 2014
Transamerica ING Conservative Allocation VP	1.18%	May 1, 2014
Transamerica ING Intermediate Bond VP	0.99%	May 1, 2014
Transamerica ING Large Cap Growth VP	1.18%	May 1, 2014
Transamerica ING Limited Maturity Bond VP	0.88%	May 1, 2014
Transamerica ING Mid Cap Opportunities VP	1.15%	May 1, 2014
Transamerica ING Moderate Growth Allocation VP	1.21%	May 1, 2014

* * *

Investors Should Retain this Supplement for Future Reference

July 1, 2013